Taxation	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Taxation
Taxation

Income taxes consist of the following:

	Year ended December 31
(In US$ millions)	2013	2012	2011
Current tax expense:
Bermuda	—	—	—
Foreign	200	167	328
Deferred tax expense:
Bermuda	—	—	—
Foreign	(50)	58	24
Deferred taxes acquired during the year	—	—	—
Tax related to internal sale of assets in subsidiary, amortized for group purposes	4	7	(163)
Total tax expense	154	232	189
Effective tax rate	5.2%	16.1%	11.3%

Excluding the gain on sale of tender rigs the effective tax rate for the twelve months ended December 31, 2013 is 9.1%.

The Company, including its subsidiaries, is taxable in several jurisdictions based on its rig operations. A loss in one jurisdiction may not be offset against taxable income in another jurisdiction. Thus, the Company may pay tax within some jurisdictions even though it might have an overall loss at the consolidated level.

The income taxes for the years ended December 31 differed from the amount computed by applying the Bermudan statutory income tax rate of 0% as follows:

	Year ended December 31
(In US$ millions)	2013	2012	2011
Income taxes at statutory rate	—	—	—
Effect of transfers to new tax jurisdictions	4	7	(163)
Effect of change on uncertain tax positions relating to prior year	(7)	91	24
Effect of taxable income in various countries	157	134	328
Total	154	232	189

Deferred Income Taxes

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. The net deferred tax assets (liabilities) consist of the following:

Deferred Tax Assets:

(In US$ millions)	December 31, 2013	December 31, 2012
Pension	12	8
Provisions	8	3
Property, plant and equipment	—	—
Net operating losses carried forward	130	74
Other	2	2
Gross deferred tax asset	152	87
Valuation allowance related to net operating losses carried forward	(115)	(74)
Net deferred tax asset	37	13

Deferred Tax Liability:

(In US$ millions)	December 31, 2013	December 31, 2012
Property, plant and equipment	60	5
Gain from sale of fixed assets	—	23
Foreign exchange	—	54
Other	—	1
Gross deferred tax liability	60	83
Net deferred tax	(23)	(70)

Net deferred taxes are classified as follows:

(In US$ millions)	December 31, 2013	December 31, 2012
Short-term deferred tax asset	—	—
Long-term deferred tax asset	37	13
Short-term deferred tax liability	—	(6)
Long-term deferred tax liability	(60)	(77)
Net deferred tax	(23)	(70)

As of December 31, 2013, deferred tax assets related to net operating loss ("NOL") carryforwards was $130 million, which can be used to offset future taxable income. NOL carryforwards which were generated in various jurisdictions, include $120 million that will not expire and $10 million that will expire, if not utilized, in 2033. A valuation allowance of $115 million on the NOL carryforwards results where we do not expect to generate future taxable income. The change in the valuation allowance was due to increases of $41 million and zero utilization during the year compared to an increase of $44 million and zero utilization in 2012.

Uncertain tax positions

In October 2011, the tax authorities in Norway issued a tax reassessment pertaining to tax filings made by certain of our consolidated subsidiaries for the years 2007 through 2009. The following items were addressed in the tax reassessment:

a) the Company's 2007 tax positions relating to a possible taxable gain arising from the transfer of certain legal entities to a different tax jurisdiction. These positions also affect the relevant filed tax assessments for 2008, 2009 and 2010. To the extent there is a taxable gain, there is also an uncertainty related to the amount of such gain, and this, in turn, is affected by the timing of the transfer of the domiciles of the legal entities to a new tax jurisdiction. In the Company's opinion, the transfer by the legal entities of their domiciles took place in December 2007.

b) the principles for conversion of the functional currency for several Norwegian subsidiaries for tax reporting purposes. In the Company's view, applicable tax legislation is subject to various interpretations related to the calculation of the tax basis measured in Norwegian kroner. There is ongoing correspondence with tax authorities with regards to calculation methods for conversion of accounts in functional currency to taxable income in Norwegian kroner.

The Company, remains of the opinion that the tax authorities' position, related to item a) above, is based on an unconstitutional retroactive application of the law. We will vigorously defend ourselves against this claim and continue to have ongoing discussions with the tax authorities and we have filed legal action in Norway. The case is set to be heard in May 2014 in the Oslo District Court. As for item b) above, we are in ongoing discussions with the tax authorities. In the event that we are successful in defending ourselves against these claims, the amounts that have been recognized would be reversed into the consolidated statement operations.

As of December 31, 2013, we had unrecognized tax benefits of $147 million which is included in other current liabilities on our consolidated balance sheet. The changes to our liabilities related to unrecognized tax benefits, including interest and penalties that we recognize as a component of income tax expense, where as follows:

	Year ended December 31
(In US$ millions)	2013	2012	2011
Balance beginning of period	154	63	—
Increases as a result of positions taken in prior periods	29	109	63
Increases as a result of positions taken during the current period	12	8	—
Decreases as a result of positions taken in prior periods	(14)	(26)	—
Decreases as a result of positions taken in the current period	(34)	—	—
Balance end of period	147	154	63

In relation to the above mentioned possible tax claims, the majority of the subsidiaries which are subject to these claims were previously part of the North Atlantic Drilling Ltd consolidated group which is also our consolidated subsidiary. For part of 2013, 2012 and 2011, the Company had provided North Atlantic Drilling Ltd with a liquidity facility covering any liquidity exposure for North Atlantic Drilling Limited and an agreement which the Company will keep North Atlantic Drilling Limited harmless for any tax claim exceeding $63 million related to these claims. During 2013, North Atlantic Drilling Ltd sold these entities back to the Company and entered into an agreement which terminated the liquidity facility and hold harmless agreement for any remaining liability at the North Atlantic Drilling Ltd group level.

We recognized interest and penalties of $22 million (2012: $0 million; 2011: $0 million) associated with our unrecognized tax benefits in our consolidated income statement as a component of income tax expense. As of December 31, 2013, if recognized, $147 million of our unrecognized tax benefits, including interest and penalties, would have a favorable impact on our effective tax rate.

The parent company, Seadrill Limited, is headquartered in Bermuda where it has been granted a tax exemption until 2035.  Other jurisdictions in which the Company and its subsidiaries operate are taxable based on rig operations. A loss in one jurisdiction may not be offset against taxable income in another jurisdiction.  Thus, the Company may pay tax within some jurisdictions even though it may have an overall loss at the consolidated level.  The following table summarizes the earliest tax years that remain subject to examination by the major taxable jurisdictions in which the Company operates:

Jurisdiction	Earliest Open Year
United States	2010
Angola	2007
Australia	2008
Nigeria	2007
Norway	2007
Thailand	2003